DEER PARK TOTAL RETURN CREDIT FUND

Class	A	Shares	DPFAX
Class	I	Shares	DPFNX
Class	C	Shares	DPFCX

Supplement dated June 20, 2025

to the Prospectus and Statement of Additional Information (“SAI”) dated January 28, 2025

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Effective March 21, 2025, John L. Sabre no longer served as a portfolio manager for the Deer Park Total Return Credit Fund (the “Fund”). Therefore, all references to John L. Sabre are removed from the Fund’s Prospectus and SAI.

You should read this Supplement in conjunction with the Prospectus and SAI for the Fund dated January 28, 2025. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-868-9501. Please retain this Supplement for future reference.

Please retain this Supplement for future reference.